Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events
(23)	Subsequent events

On March 22, 2021, the Group’s Board of Directors declared a quarterly dividend of US$0.0125 per ordinary share, or US$0.25 per ADS for the fourth quarter of 2020. The dividend will be paid to shareholders of record on March 31, 2021.

On March 22, 2021, the Group announced that its Board of Directors has approved the management’s proposal for annual dividend of US$0.6 per ADS, or US$0.03 per ordinary share for the year of 2021. The dividend will be paid on a quarterly basis, with US$0.15 per ADS, or US$0.0075 per ordinary share, payable in each of the next four quarters.